John Hancock
Tax-Free
Bond Fund

ANNUAL
REPORT

8.31.02

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[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 21

Trustees & officers
page 35

For your information
page 41


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly. In the first eight months of 2002, the broad Standard & Poor's 500 Index is down 19%, the Dow Jones Industrial Average is off 12% and the technology-laden Nasdaq Composite Index has fallen 33%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. domestic equity funds have produced negative results in the first eight months of 2002, according to Lipper, Inc., and the average equity fund has lost 20%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
as high a level of
interest income
exempt from fed
eral income taxes
as is consistent
with preservation
of capital.

Over the last twelve months

* Municipal bonds performed well as demand jumped strongly, despite a sharp increase in issuance.

* The Fund's essential service revenue bonds performed well.

* The Fund was positioned for an economic rebound in 2001 and that held back its relative performance.

[Bar chart with heading "John Hancock Tax-Free Bond Fund." Under the heading is a note that reads "Fund performance for the year ended August 31, 2002." The chart is scaled in increments of 1% with 0% at the bottom and 3% at the top. The first bar represents the 2.33% total return for Class A. The second bar represents the 1.57% total return for Class B. The third bar represents the 1.53% total return for Class C. A note below the chart reads "Total returns for Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.8%   Foothill/Eastern Transp. Corridor Agency, 1-1-16, 6.000%
 3.1%   Puerto Rico, Commonwealth, 7-1-11, 10.220%
 2.9%   Puerto Rico Highway and Transp. Auth., 1-1-08, 10.136%
 2.8%   Foothill/Eastern Transp. Corridor Agency, 1-1-19, zero
 2.7%   Madera, County of, 3-15-15, 6.500%
 2.0%   Clark, County of, 12-1-33, 6.500%
 1.7%   San Bernardino, County of, 8-1-17, 5.500%
 1.5%   Maury County Ind. Development Board, 9-1-24, 6.500%
 1.5%   Jacksonville Electric Auth., 10-1-28, 5.250%
 1.5%   Port Auth. of New York and New Jersey, 10-1-19, 6.750%

As a percentage of net assets on August 31, 2002.



MANAGERS'
REPORT

BY DIANNE SALES, CFA, CYNTHIA M. BROWN AND BARRY H. EVANS, CFA,
PORTFOLIO MANAGERS

John Hancock
Tax-Free Bond Fund

Over the past year, a weakened economy, global uncertainty after September 11 and turmoil in the equity markets resulted in a good environment for bonds. It also led the Federal Reserve to cut interest rates four times after the terrorist attacks in an attempt to keep the U.S. economy from sliding deeper into recession. With economic numbers indicating a very slow recovery, the Federal Reserve has held rates steady in 2002, buoying fixed-income performance. Most market experts expect stronger growth to return in the latter part of 2003, and therefore don't anticipate any rate hikes until at least the first quarter of 2003. There's even some speculation that the Fed might lower rates even further this year. Against this backdrop of low interest rates, tame inflation and slow economic growth, bonds have posted solid returns.

"...a good environment
 for bonds."

Municipal bonds, in particular, have performed well. Although issuance increased dramatically as governments took advantage of lower interest rates to finance and/or refinance their capital budgets, demand for tax-exempt fixed-income securities has outpaced supply. With all of the uncertainty about the economic recovery, we've seen higher-grade issues outperform as investors have exhibited classic "flight to quality" behavior, shying away from lower-grade names.

PERFORMANCE REVIEW

For the year ended August 31, 2002, John Hancock Tax-Free Bond Fund's Class A, Class B and Class C shares returned 2.33%, 1.57% and 1.53%, respectively, at net asset value. For the same period, the average general municipal bond fund returned 4.58%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

[Photos of Dianne Sales, Cynthia Brown and Barry Evans flush right next to first paragraph.]

AIRLINES HURT PERFORMANCE

Our biggest disappointment during the year was that we had positioned the portfolio to benefit from an improving economy. In our view, the economy, while certainly not headed for boom times, was poised to generate decent growth in the second half of 2001, primarily the function of rapidly declining interest rates in the first half of last year. But unforeseen occurrences, including September 11 and corporate accounting scandals, quickly overwhelmed hopes for a recovery. Transportation-related sectors -- including companies such as Delta, Continental and AMR -- took a big hit, as did many industrial revenue bonds backed by corporate issuers. We've pared back the most weakened of our holdings in these two areas, although we believe that those we've held onto are poised for improvement once the economy strengthens.

"...real-estate-related
 land development bonds
 were strong contributors
 to performance."

ESSENTIAL SERVICES STRONG

On the flip side, our revenue bonds in essential services such as water, sewer and electric utilities performed well. Given their stable revenue streams and the essential nature of their services, these bonds were well insulated from the weakening economy. Hospital bonds also turned in strong performances, as investors fleeing industrial credits turned to health care to provide yield with lower volatility. What's more, hospital bonds have benefited from increasing government reimbursements over the last year. Finally, our real-estate-related land development bonds were strong contributors to performance. In the face of the weakening economy, the housing market has remained one of the few engines of growth and that has boosted the performance of land development issues.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Pollution control 12%, the second is Transportation 12%, the third Health 11%, the fourth Electric 9% and the fifth General obligation 6%.]

PORTFOLIO ADJUSTMENTS

In this volatile market environment, we have stayed the course with our long-term investment strategy, making only minor adjustments to the portfolio. In the transportation sector, we've looked for opportunities to upgrade the quality of our airline holdings. In particular, we've cut back our exposure to United Airlines bonds and invested the proceeds in British Airways, which has a much healthier financial outlook. Although it may take longer than expected for air travel to pick up, and the sector may be turbulent for a while, we're confident that demand for air travel will eventually recover. What's more, given the steep decline in the bonds, we believe that the downside risk here is limited. So we've maintained our holdings in the sector.

[Bar chart at middle of page with heading "Top five states As a percentage of net assets on Aug. 31, 2002." From top to bottom: California 20%, New York 9%, Florida 8%, Puerto Rico 7% and Pennsylvania 6%.]

Elsewhere, we've selectively looked for opportunities to add new names to the portfolio. One recent addition was tobacco settlement bonds. Payable from a settlement agreed to by the individual states and tobacco companies to resolve suits over past health-care costs, these bonds have provided attractive yields for A-rated bonds. We have also selectively added to special project facilities bonds. We have focused on maintaining dividend income, despite declining yield levels, along with capital preservation. As a result, we have continued to emphasize good call protection and strong liquidity -- as these characteristics tend to produce better performance in difficult markets.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Airline bonds followed by a down arrow with the phrase "Weak travel demand." The second listing is Industrial revenue bonds followed by a down arrow with the phrase "Weak economy, ethics questions concerns investors." The third listing is Land development bonds followed by an up arrow with the phrase "Strong housing market."]

OUTLOOK

Looking ahead, we believe the outlook for municipal bonds remains positive. Economic growth remains slow and the Fed isn't likely to raise rates any time soon. Against this backdrop, bonds are likely to trade in a relatively narrow range, as current interest rates are at low nominal levels. As a result, fixed-income investors will see much of the returns coming from coupon income as opposed to price performance.

"...we believe the outlook
 for municipal bonds
 remains positive."

Although the economy is starting to show some improvement, tax revenues in many states are still declining, since tax revenues typically lag the economy by about 12 months. So we're likely to see spending cuts, as states attempt to balance their budgets under the pressure of shrinking tax revenues. Some states may even experience downgrades in their credit ratings. The result could be downward pressure on general obligation bonds, which are directly impacted by such spending cuts. In this environment, we will maintain our strong focus on revenue bonds, particularly those in essential services such as water, sewer and electric utilities.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
August 31, 2002

The index used for
comparison is the
Lehman Brothers
Municipal Bond
Index, an unmanaged
index that includes
municipal bonds and is
commonly used as a
measure of bond
performance.

It is not possible to
invest directly in an
index.

                              Class A      Class B      Class C        Index
Inception date                 1-5-90     12-31-91       4-1-99          --

Average annual returns with maximum sales charge (POP)
One year                       -2.32%       -3.28%       -0.46%        6.24%
Five years                      4.05%        3.89%          --         6.42%
Ten years                       5.52%        5.22%          --         6.74%
Since inception                   --           --         3.06%          --

Cumulative total returns with maximum sales charge (POP)
One year                       -2.32%       -3.28%       -0.46%        6.24%
Five years                     21.93%       21.02%          --        36.49%
Ten years                      71.17%       66.29%          --        91.94%
Since inception                   --           --        10.85%          --

SEC 30-day yield as of August 31, 2002
                                4.69%        4.16%        4.12%          --


Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment of Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $19,194 as of August 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Tax-Free Bond Fund Class A, before sales charge, and is equal to $17,923 as of August 31, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Tax-Free Bond Fund Class A, after sales charge, and is equal to $17,119 as of August 31, 2002.

                                    Class B 1    Class C 1
Period beginning                    8-31-92       4-1-99
Without sales charge                $16,634      $11,200
With maximum sales charge                --      $11,088
Index                               $19,194      $12,225

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of August 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
August 31, 2002

This schedule has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.

STATE, ISSUER, DESCRIPTION,                                        INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
TAX-EXEMPT LONG-TERM BONDS 97.90%                                                                        $603,019,224
(Cost $552,908,993)

Alabama 0.19%                                                                                              $1,182,648
Marshall County Healthcare Auth,
  Rev Ser 2002D, 01-01-24                                             5.700%     A-            $1,170       1,182,648

Alaska 0.50%                                                                                                3,093,050
Alaska Housing Finance Corp,
  Gen Rev Ref Mtg Ser A, 06-01-27                                     6.000      AAA            2,000       2,053,300
Valdez Alaska Marine Terminal,
  Rev Ref Sohio Pipe Line Co Proj Ser 1985, 12-01-25                  7.125      AA+            1,000       1,039,750

Arizona 2.60%                                                                                              16,002,095
Arizona Health Facilities Auth,
  Hosp Sys Rev Ref Phoenix Memorial Hosp Proj (B),
  06-01-21                                                            8.200      D              2,150         645,000
Arizona Municipal Financing Program,
  Cert of Part Ser 25, 08-01-14                                       7.875      AAA            1,000       1,336,990
Maricopa County Pollution Control Corp,
  Poll Control Rev Ref Ser 1985A El Paso Electric Co,
  08-01-15                                                            6.375      BB+            2,500       2,517,250
  Poll Control Rev Ref Ser A Public Service Co
  Palo Verde Proj, 08-15-23                                           6.375      BBB-           8,050       8,161,895
Navajo County Industrial Development Auth,
  Ind'l Dev Rev Stone Container Corp Proj, 06-01-27                   7.200      B              1,000         975,180
Phoenix Civic Improvement Corp,
  Wastewater Sys Rev Jr Lien, 07-01-24                                6.000      AAA            2,000       2,365,780

California 19.97%                                                                                        $122,972,667
Anaheim Public Financing Auth,
  Sub Lease Rev 1997 Cap Apprec Ser C
  Pub Imp Proj, 09-01-22                                               Zero      AAA            5,150       1,853,742
California Statewide Communities Development Auth,
  Lease Rev Spec Facil Ser A United Airlines,
  10-01-33                                                            5.700%     CCC            1,200         282,096
Foothill/Eastern Transportation Corridor Agency,
  Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A,
  01-01-19                                                             Zero      AAA           36,600      16,944,702
  Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A,
  01-01-20                                                             Zero      AAA           10,000       4,349,800
  Toll Rd Rev Fixed Rate Current Int Ser 1995A,
  01-01-16                                                            6.000      AAA           19,800      23,455,278
  Toll Rd Rev Ref Cap Apprec, 01-15-25                                 Zero      BBB-           5,000       1,369,150
Los Angeles Regional Airports Improvement Corp,
  Lease Rev Ref Facil Sublease LA Int'l
  Ser A, 12-01-24                                                     7.125      BB-            1,000         820,850
  Lease Rev Ser 2002C, 12-01-24                                       7.500      BB-            3,000       2,507,670
Madera, County of,
  Cert of Part Valley Children's Hosp, 03-15-15                       6.500      AAA           13,185      16,425,477
Millbrae, City of,
  Residential Facil Rev Ser 1997A Magnolia of Millbrae
  Proj, 09-01-27                                                      7.375      BB             1,000       1,040,660
Sacramento City Financing Auth,
  Rev Sr Convention Ctr Hotel Ser 1999A , 01-01-30                    6.250      BB+            5,000       4,968,350
San Bernardino, County of,
  Cert of Part Ref Medical Center Fin Proj, 08-01-17                  5.500      AAA            9,130      10,402,813
  Cert of Part Ref Medical Center Fin Proj, 08-01-22                  5.500      A              2,500       2,601,725
San Diego Redevelopment Agency,
  Tax Alloc City Heights Proj Ser 1999A, 09-01-23                     5.750      BB                25          24,940
San Diego, City of,
  Cert Undivided Int Wtr Util Fund Net Sys Rev,
  08-01-28                                                            4.750      AAA            3,000       2,929,920
San Francisco, City of,
  Resid Facil Ser A Coventry Park Proj, 12-01-26                      8.500      BB-            2,000       1,627,560
San Joaquin Hills Transportation Corridor Agency,
  Toll Rd Rev Jr Lien Cap Apprec, 01-01-10                             Zero      AAA            6,250       4,873,500
  Toll Rd Rev Ref Conv Cap Apprec Ser 1997A,
  01-15-17                                                             Zero      BBB-          10,000       7,654,000
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-14                             Zero      AAA            5,000       3,128,250
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-17                             Zero      AAA            4,900       2,552,949
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-19                             Zero      AAA           15,510       7,180,665
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-20                             Zero      AAA            2,000         869,960
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-23                             Zero      AAA            7,500       2,677,350
Santa Ana Financing Auth,
  Lease Rev Police Admin & Holding Facil Ser A ,
  07-01-19                                                            6.250      AAA            2,000       2,431,260

Colorado 1.67%                                                                                            $10,285,813
Colorado Health Facilities Auth,
  Rev Vail Valley Medical Center Proj, 01-15-27                       5.800      BBB            1,000       1,016,690
Denver, City and County of,
  Airport Sys Rev Ser 1992A Preref, 11-15-25                          7.250      AAA            1,980       2,044,033
  Airport Sys Rev Ser 1994A Preref, 11-15-23                          7.500      A                535         609,959
  Airport Sys Rev Ser 1994A Unref Bal, 11-15-23                       7.500      A              2,565       2,837,531
E-470 Public Highway Auth,
  Rev Cap Apprec Sr Ser 2000B, 09-01-34                                Zero      BBB-           7,000         667,170
Northwest Parkway Public Highway Auth,
  Rev 1st Tier Sub Ser 2001D, 06-15-41                                7.125      BB+            3,000       3,110,430

District Of Columbia 1.14%                                                                                  6,992,283
District of Columbia,
  Rev Cap Apprec Univ of Georgetown Ser A,
  04-01-33                                                             Zero      AAA           17,345       2,898,523
District of Columbia Tobacco Settlement
  Financing Corp, Tobacco Settlement Rev
  Asset Backed Bond, 05-15-40                                         6.750      A              4,000       4,093,760

Florida 8.20%                                                                                              50,500,763
Bonnet Creek Resort Community Development District,
  Spec Assessment Rev, 05-01-34                                       7.375      BB             1,500       1,499,595
  Spec Assessment Rev, 05-01-18                                       7.250      BB             1,000       1,007,230
Capital Projects Finance Auth,
  Student Hsg Rev Cap Projs Ln Prog Ser 2000A,
  08-15-31                                                            7.850      BBB-           3,500       3,515,085
  Student Hsg Rev Cap Projs Ln Prog Ser 2001G,
  10-01-11                                                            9.125      BBB            2,000       1,977,340
Capital Trust Agency,
  Rev Seminole Tribe of Florida Convention &
  Resort Hotel Facil Ser 2002A, 10-01-33                             10.000      BB             5,000       5,029,750
Crossings at Fleming Island Community
  Development District,
  Spec Assessment Rev Ref Ser 2000C, 05-01-30                         7.100      BBB-           1,000       1,054,740
Dade, County of,
  Professional Sports Franchise Facil Tax Rev
  Cap Apprec, 10-01-27                                                 Zero      AAA            5,500       1,475,980
Hernando County Industrial Development Auth,
  Rev Ref 2nd Fla Crushed Stone Co, 12-01-14                          8.500      BBB-             200         209,142
Hernando, County of,
  Rev Criminal Justice Complex Fin Proj, 07-01-16                     7.650      AAA              500         679,010
Hillsborough County Aviation Auth,
  Rev Ser B Tampa International Airport, 10-01-17                     6.000      AAA            5,880       6,866,370
Jacksonville Electric Auth,
  Elec Sys Rev Ser 3-A, 10-01-28                                      5.250      AA             9,000       9,022,500
Miami-Dade County Special Obligation,
  Sub Ser 1997B, 10-01-32                                              Zero      AAA            7,780       1,443,890
  Sub Ser 1997B, 10-01-33                                              Zero      AAA            2,000         350,660
  Sub Ser 1997B, 10-01-34                                              Zero      AAA            3,895         644,116
  Sub Ser 1997B, 10-01-35                                              Zero      AAA            6,765       1,056,355
Orange County Health Facilities Auth,
  Rev Hosp Orlando Regional Healthcare Sys,
  12-01-32                                                            5.750      A-             1,000       1,020,870
Orange County School Board,
  Cert of Part Ref Ser 1997A, 08-01-13                                 Zero      Aaa           10,365       6,066,634
Orlando Urban Community Development District,
  Cap Impt Ser 2001A, 05-01-33                                        6.950      BB+            2,500       2,524,175
Orlando Utilities Commission,
  Wtr & Elec Sub Rev Ser 1989D, 10-01-17                              6.750      AA-            2,200       2,760,296
Pinellas County Educational Facilities Auth,
  Rev Barry Univ Proj, 10-01-30                                       5.875      AA             1,260       1,348,200
Stoneybrook West Community Development District,
  Spec Assessment Rev Ser 2000A, 05-01-32                             7.000      BB               500         512,650
  Spec Assessment Rev Ser 2000B, 05-01-10                             6.450      BB               430         436,175

Georgia 4.19%                                                                                              25,792,114
Georgia Municipal Electric Auth,
  Pwr Rev Ref Ser BB, 01-01-19                                        5.700      A+             1,000       1,134,750
  Pwr Rev Ref Ser Y, 01-01-17                                         6.500      AAA              145         180,815
  Pwr Rev Ref Ser Y Unref Bal, 01-01-17                               6.500      AAA            3,355       4,154,866
  Pwr Rev Ser C, 01-01-19                                             5.700      AAA            5,000       5,695,950
  Pwr Rev Ser EE, 01-01-24                                            7.250      AAA            2,000       2,643,140
  Pwr Rev Ser Z, 01-01-20                                             5.500      AAA            5,840       6,620,633
Monroe County Development Auth,
  Poll Control Rev Ser A Oglethorpe Pwr Corp
  Scherer Proj, 01-01-12                                              6.800      A              1,000       1,206,760
Savannah Hospital Auth,
  Rev Ref & Imp Candler Hosp Proj, 01-01-23                           7.000      BB             4,000       4,155,200

Illinois 4.04%                                                                                             24,906,986
Chicago, City of,
  Chicago-O'Hare Int'l Airport Spec Facil Rev
  Ref American Airlines Inc Proj, 12-01-24                            8.200      BB-            4,000       3,074,680
  Skyway Toll Bridge Rev Ref Ser 1994, 01-01-17                       6.750      AAA            2,000       2,176,700
  Wastewater Transm Rev Ref Cap Apprec Ser 1998A,
  01-01-22                                                             Zero      AAA           10,000       3,562,300
Godfrey, City of,
  United Methodist Village Rev Ser 1999A, 11-15-29                    5.875      BB+            1,825       1,392,475
Illinois Development Finance Auth,
  Poll Control Rev Ref Commonwealth Edison Co
  Proj, 01-15-14                                                      5.850      AAA            3,000       3,470,340
Illinois Educational Facilities Auth,
  Student Hsg Rev Edl Advancement Fund Univ Ctr
  Proj, 05-01-22                                                      6.000      Baa2           1,000       1,015,010
  Student Hsg Rev Edl Advancement Fund Univ Ctr
  Proj, 05-01-30                                                      6.250      Baa2           3,000       3,081,960
Illinois Health Facilities Auth,
  Rev Ref Friendship Vlg Schamburg, 12-01-08                          6.750      BBB            1,640       1,650,562
  Rev Ref Ser 1992 Mercy Hosp & Medical Center
  Proj, 01-01-07                                                      7.000      CCC            1,500         539,655
Metropolitan Pier & Exposition Auth,
  Dedicated State Tax Rev McCormick Place Exp
  Ser 2002A, 06-15-42                                                 5.250      AAA            3,000       3,031,290
Saint Clair, County of,
  GO Unltd Ref Cap Apprec, 10-01-28                                    Zero      AAA            8,455       1,912,014

Indiana 0.39%                                                                                               2,377,390
Indianapolis Industrial Airport Auth,
  Rev Spec Facil United Airlines Proj Ser A, 11-15-31                 6.500      CCC            1,000         400,010
Wabash, County of,
  Solid Waste Disp Rev Jefferson Smurfit Corp
  Proj, 06-01-26                                                      7.500      B              2,000       1,977,380

Iowa 0.14%                                                                                                    888,390
Iowa Finance Auth,
  Healthcare Facil Rev Ref Care Initiatives Proj Ser B,
  07-01-18                                                            5.750      BB             1,000         888,390

Kentucky 1.57%                                                                                              9,677,690
Kenton County Airport Board,
  Rev Spec Facil Delta Airlines Proj Ser 1992A,
  02-01-12                                                            7.500      BB             2,000       1,880,520
  Rev Spec Facil Delta Airlines Proj Ser 1992A,
  02-01-20                                                            7.500      BB             1,940       1,746,000
Kentucky Economic Development Finance Auth,
  Health Sys Rev Norton Healthcare Inc Ser 2000C,
  10-01-21                                                             Zero      AAA            5,000       4,595,300
Newport Public Properties,
  Corp Rev 1st Mtg Pub Prkg & Plaza Ser 2000A-1,
  01-01-27                                                            8.500      BB             1,500       1,455,870

Louisiana 1.92%                                                                                            11,820,792
De Soto, Parish of,
  Rev Environ Imp Rev Int'l Paper Co Proj Ser A,
  11-01-18                                                            7.700      BBB            2,750       2,948,220
Louisiana Environmental Facilities Community Dev Auth,
  Rev Cap Projs & Equip Acquisition PG, 09-01-25                      6.550      A              3,000       3,295,950
Louisiana Public Facilities Auth,
  Progressive Healthcare Rev Ser 1998B, 10-01-20                      6.375      BB-            1,245       1,018,472
Louisiana Tobacco Settlement Financing Corp,
  Tobacco Settlement Rev Asset Backed Bond
  Ser 2001B, 05-15-39                                                 5.875      A              5,000       4,558,150

Maryland 0.69%                                                                                              4,269,040
Municipal Mortgage & Equity, LLC,
  Ser A, 06-30-09 (R)                                                 6.875      BBB-           4,000       4,269,040

Massachusetts 2.07%                                                                                        12,759,553
Massachusetts Development Finance Agency,
  Concord-Assabet Family Servs Rev Ref, 11-01-28                      6.000      Caa3           1,695       1,214,705
  Rev Boston Univ Ser 1999P, 05-15-59                                 6.000      BBB+           2,000       2,121,580
Massachusetts Health and Educational Facilities Auth,
  Rev Civic Investments Ser 2002B, 12-15-31                           9.200      BB             3,500       3,613,680
  Rev Partners Healthcare Sys Iss Ser 2001C, 07-01-32                 5.750      AA-            2,000       2,080,580
  Rev Worcester Polytechnic Institute Ser E, 09-01-11                 6.750      AAA            2,590       2,642,188
Massachusetts Water Pollution Abatement Trust,
  Wtr Poll Rev 1994 South Essex Swr District Loan
  Proj Preref Ser A, 02-01-15                                         6.375      AA+              925       1,005,688
  Wtr Poll Rev 1994 South Essex Swr District Loan
  Proj Unref Bal Ser A, 02-01-15                                      6.375      AA+               75          81,132

Michigan 1.82%                                                                                             11,216,995
Delta County Economic Development Corp,
  Environmental Imp Rev Ref Mead Westvaco
  Escanaba Ser 2002A, 04-15-27                                        6.250      BBB            1,000         987,540
Michigan State Hospital Finance Auth,
  Hosp Rev Ref Ser 1995A Genesys Health Sys
  Oblig Group, 10-01-13                                               8.100      AAA            3,000       3,594,450
Midland County Economic Development Corp,
  Rev Ref Ser 2000A Sub Ltd Oblig, 07-23-09                           6.875      BB-            6,500       6,635,005

Minnesota 1.48%                                                                                             9,128,090
Minneapolis & St. Paul Metropolitan
  Airports Commission,
  Spec Facil Rev Ser 2001A Northwest Airlines
  Proj, 04-01-25                                                      7.000      BB-            2,000       1,624,340
Southern Minnesota Municipal Power Agency,
  Pwr Supply Sys Rev Cap Apprec Ser A, 01-01-23                        Zero      AAA           15,000       5,344,050
St. Cloud, City of,
  St Cloud Healthcare Rev Ref St Cloud Hosp Oblig
  Group Ser 2000A, 05-01-30                                           5.875      Aaa            2,000       2,159,700

Mississippi 1.57%                                                                                           9,644,895
Mississippi Business Finance Corp,
  Miss Poll Control Rev Ref Sys Energy Resource Inc
  Proj, 05-01-22                                                      5.900      BBB-           2,350       2,254,825
Mississippi Development Bank,
  Spec Oblig Ser 2001A Cap Projs & Equip Prog,
  07-01-31                                                            5.625      AAA            2,000       2,195,520
Washington, County of,
  Poll Control Rev Ref Mississippi Pwr & Light Co
  Proj, 04-01-22                                                      7.000      Baa3           5,000       5,194,550

Missouri 0.17%                                                                                              1,037,990
Fenton, City of,
  Tax Incr Rev Ref & Imp Gravois Bluffs, 10-01-21                     7.000      BB+            1,000       1,037,990

Nebraska 0.23%                                                                                              1,436,100
Omaha Public Power District,
  Elec Sys Rev 1992 Ser B, 02-01-17                                   6.200      Aa2            1,200       1,436,100

Nevada 2.34%                                                                                               14,435,717
Clark, County of,
  Ind'l Dev Rev Ser A Southwest Gas Corp
  Proj, 12-01-33                                                      6.500      BBB-          12,000      12,064,560
Nevada Department of Business & Industry,
  Las Vegas Monorail Proj Rev 2nd Tier, 01-01-40                      7.375      BB             2,000       1,945,340
Nevada Housing Division,
  Single Family Proj Sr Rev Ser 1989 Iss A-1, 04-01-16                7.350      AA               230         230,244
  Single Family Proj Sr Rev Ser 1990 Iss C-1, 10-01-15                7.850      AA-              170         170,219
Nevada, State of,
  GO Ltd Tax Municipal Bond Bank Proj No 38 Ser A
  Unref Bal, 07-01-09                                                 6.750      AA                25          25,354

New Hampshire 0.21%                                                                                         1,302,350
New Hampshire Health & Education Facilities Auth,
  Rev Exeter Proj, 10-01-24                                           6.000      A+             1,250       1,302,350

New Jersey 2.67%                                                                                           16,426,770
Camden County Improvement Auth,
  Lease Rev Ser A Holt Hauling & Warehousing
  Proj (B), 01-01-21                                                  9.875      D              1,100         544,500
New Jersey Economic Development Auth,
  1st Mtg Rev Ser A Winchester Gardens, 11-01-16                      8.500      BB+              100         107,091
  Economic Dev Rev Ref Ser 1995J Holt Hauling
  Proj, 11-01-23                                                      8.500      D              2,500       2,330,000
  Rev Ref Ind'l Dev Newark Airport Marriott Hotel
  Proj, 10-01-14                                                      7.000      Ba3            4,000       3,991,600
  Spec Facil Rev Continental Airlines Inc Proj, 09-15-12              6.625      B+             2,500       2,142,200
  Spec Facil Rev Continental Airlines Inc Proj, 09-15-29              6.250      B+             3,000       2,144,970
New Jersey Healthcare Facilities Financing Auth,
  Rev Care Institute Inc Cherry Hill Proj, 07-01-27                   8.000      BB-            1,370       1,263,729
New Jersey Tobacco Settlement Financing Corp,
  Tobacco Settlement Rev Asset Backed Bond,
  06-01-37                                                            6.000      A              4,000       3,902,680

New Mexico 1.15%                                                                                            7,058,100
Farmington, City of,
  Poll Control Rev 1997 Ser A Tucson Elec Pwr Co
  San Juan Proj, 10-01-20                                             6.950      B+             2,000       2,036,700
  Poll Control Rev Ref Ser 2002A El Paso Electric Co
  Proj, 06-01-32                                                      6.375      BB+            5,000       5,021,400

New York 8.98%                                                                                             55,335,195
Dutchess County Resource Recovery Agency,
  Rev Solid Waste Sys Ser A, 01-01-12                                 5.350      AAA              510         568,604
Metropolitan Transportation Auth,
  Commuter Facil Rev Ser 1998B, 07-01-26                              4.750      AAA            4,000       3,943,600
  Rev Ser 2002A, 11-15-31                                             5.125      A              1,250       1,254,337
Nassau County Industrial Development Agency,
  Civic Facil Rev Ser 2001B North Shore Health Sys
  Proj, 11-01-11                                                      5.875      BB+            1,000       1,004,260
New York City Industrial Development Agency,
  Rev Ref LaGuardia Assoc LP Proj, 11-01-28                           6.000      BB+            4,500       3,521,655
  Spec Facil Rev British Airways Plc Proj, 12-01-32                   7.625      BBB-           3,000       2,665,530
New York City Municipal Water Finance Auth,
  Wtr & Swr Sys Rev Ser 1999A, 06-15-32                               5.500      AAA            2,000       2,097,920
  Wtr & Swr Sys Rev Ser 2000B Preref, 06-15-33                        6.000      AA               365         432,266
  Wtr & Swr Sys Rev Ser 2000B Unref Bal, 06-15-33                     6.000      AA               375         435,716
New York City Transitional Finance Auth,
  Rev Preref Future Tax Secd Ser 2000C, 11-01-29                      5.500      AA+            1,695       1,946,538
  Rev Unref Future Tax Secd Ser 2000C, 11-01-29                       5.500      AA+              305         350,262
New York Local Government Assistance Corp,
  Rev Ref Cap Apprec Ser 1993C, 04-01-14                               Zero      AAA            7,210       4,469,551
New York State Dormitory Auth,
  City Univ Sys Consol Rev 2nd Generation
  Ser 1993A, 07-01-09                                                 5.750      AA-            1,000       1,143,530
  Rev Ser 1990B Preref, 05-15-11                                      7.500      AA-              160         204,414
  Rev Ser 1990B Unref Bal, 05-15-11                                   7.500      AA-              340         416,986
  State Univ Ed Facil Rev Ser 1993A, 05-15-19                         5.500      AA-            1,000       1,120,260
New York State Environmental Facilities Corp,
  State Wtr Poll Control Rev Rites Ser PA-174,
  06-15-11                                                           14.295#     AAA            2,000       3,050,000
New York State Housing Finance Agency,
  State Univ Construction Ref 1986 Ser A, 05-01-11                    8.000      AAA            2,000       2,566,820
New York, City of,
  GO Fiscal 1991 Ser D Unref Bal, 08-01-04                            8.000      A                 10          10,339
  GO Fiscal 1991 Ser F Unref Bal, 11-15-03                            8.200      A                105         107,208
  GO Fiscal 1992 Ser D Unref Bal, 02-01-09                            7.700      A                 10          10,198
  GO Fiscal 1992 Ser H Unref Bal, 02-01-08                            7.000      A                110         111,962
  GO Fiscal 1993 Ser D, 08-15-13                                      5.750      A              3,170       3,295,437
  GO Fiscal 1996 Ser J, 02-15-26                                      5.500      A              2,000       2,043,380
Port Auth of New York and New Jersey,
  Spec Proj KIAC Partners Proj Ser 4, 10-01-19                        6.750      BBB            8,700       8,972,223
Triborough Bridge and Tunnel Auth,
  Gen Purpose Rev Ser 1993, 01-01-22                                   Zero      AAA           20,755       8,108,979
Westchester Tobacco Asset Securitization Corp,
  Rev Cap Apprec, 07-15-39                                             Zero      A              2,000       1,483,220

North Carolina 1.13%                                                                                        6,931,996
North Carolina Medical Care Commission
  Healthcare Facilities, Rev 1st Mtg Baptist
  Retirement Ser A, 10-01-31                                          6.400      BBB-           1,600       1,617,984
North Carolina Municipal Power Agency Number 1,
  Catawba Elec Rev Ser 1993, 01-01-15                                 5.000      AAA            5,220       5,314,012

Ohio 1.47%                                                                                                  9,055,163
Akron, City of,
  Cert of Part Akron Municipal Baseball Stadium
  Proj, 12-01-16                                                       Zero      A+             1,000       1,118,910
Ohio State Air Quality Development Auth,
  Rev Adj Ser B Columbus & South Proj, 12-01-20                       6.250      BBB+           4,500       4,576,050
Ohio State Water Development Auth,
  Poll Control Facil Rev Ref Ser 1995 Cleveland Elec Co
  Proj, 08-01-25                                                      7.700      BBB            2,800       3,016,776
Student Loan Funding Corp,
  Sub Rev Ser B Cincinnati Ohio Student Loan,
  08-01-08                                                            8.875      BBB-             340         343,427

Oregon 0.56%                                                                                                3,420,060
Western Generation Agency,
  Rev 1994 Ser A Wauna Cogeneration
  Proj, 01-01-21                                                      7.125      BBB-           3,400       3,420,060

Pennsylvania 5.58%                                                                                         34,391,344
Allegheny County Industrial Development Auth,
  Rev Ref Ser 1994A Environmental Imp USX Corp
  Proj, 12-01-20                                                      6.700      BBB+           6,000       6,187,200
Beaver County Industrial Development Auth,
  Coll Poll Control Rev Ref Ser 1995A Toledo
  Edison Co Beaver Valley Proj, 05-01-20                              7.750      BBB            2,200       2,388,034
Carbon County Industrial Development Auth,
  Rev Ref Panther Creek Partners Proj, 05-01-12                       6.700      BBB-           2,960       3,200,263
Delaware County Auth,
  1st Mtg Rev Riddle Village Proj, 06-01-26                           7.000      BBB-           1,250       1,251,850
Pennsylvania Convention Center Auth,
  Rev Ref Ser 1994A MBIA IBC, 09-01-14                                6.700      AAA            4,950       5,503,064
Pennsylvania Economic Development Finance Auth,
  Resource Recovery Rev Ser 1994D Colver
  Proj, 12-01-15                                                      7.125      BBB-           7,000       7,323,750
  Resource Recovery Rev Ser 1994D Colver
  Proj, 12-01-18                                                      7.150      BBB-           1,500       1,566,915
Philadelphia Industrial Development Auth,
  Commercial Dev Rev Ser 1995 Philadelphia
  Airport Hotel Proj, 12-01-17                                        7.750      BB-            3,250       3,351,855
Scranton-Lackawanna Health and Welfare Auth,
  Rev Ser A Allied Services Rehabilitation Hosp
  Proj, 07-15-20                                                      7.600      BB+            3,525       3,618,413

Puerto Rico 7.46%                                                                                          45,947,239
Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the
  Commonwealth of Puerto Rico, 07-01-11                               6.000      AAA              200         234,226
  Ref Pars & Inflos Ser 1995 Gtd by the
  Commonwealth of Puerto Rico, 07-01-11                              10.320#     AAA            6,500       8,724,690
Puerto Rico Highway and Transportation Auth,
  Highway Rev Ser Y Res Int Tax-Exempt Sec Rec'ts
  Ser PA-114 (r), 01-01-08                                           10.136#     AAA           13,130      18,081,323
Puerto Rico, Commonwealth of,
  GO Pub Imp Inverse Rate Securities Ser 1996,
  07-01-11                                                           10.220#     AAA           14,000      18,907,000

Rhode Island 0.96%                                                                                          5,892,620
Rhode Island Health and Educational Building Corp,
  Rev Hosp Fin-Lifespan Oblig Group, 08-15-32                         6.500      BBB            1,000       1,010,170
Rhode Island Tobacco Settlement Financing Corp,
  Tobacco Settlement Rev Asset Backed Bond
  Ser A, 06-01-32                                                     6.125      A              5,000       4,882,450

South Carolina 0.68%                                                                                        4,218,114
Florence, County of,
  Ind'l Dev Rev Stone Container Proj, 02-01-07                        7.375      BB-            2,195       2,202,134
South Carolina Jobs-Economic Development Auth,
  Rev Myrtle Beach Convention Ctr Ser 2001A,
  04-01-36                                                            6.625      BBB-           2,000       2,015,980

Tennessee 3.33%                                                                                            20,526,160
Chattanooga Industrial Development Board,
  Ind'l Rev Ref Market St Ltd Proj, 12-15-12                          7.000      BBB            2,640       2,452,930
Humphreys County Industrial Development Board,
  Solid Waste Disposal Rev E.I. Du Pont de Nemours
  and Co Proj, 05-01-24                                               6.700      AA-            6,500       6,973,850
Maury County Industrial Development Board,
  Multi-Modal Interchangeable Rate Poll Control
  Rev Ref Saturn Corp Proj, 09-01-24                                  6.500      BB+            8,500       9,191,560
Memphis-Shelby County Airport Auth,
  Rev Ref Federal Express Corp, 09-01-12                              6.750      BBB            1,000       1,020,140
Metropolitan Knoxville Airport Auth,
  Spec Purpose Rev Northwest Airlines Proj, 04-01-32                  8.000      BB-            1,000         887,680

Texas 3.38%                                                                                                20,835,001
Austin, City of,
  Combined Util Sys Rev Ref Ser 1998, 11-15-10                        6.750      AAA            3,125       3,811,531
Bexar County Health Facilities Development Corp,
  Rev Ref Army Retirement Residence Proj, 07-01-32                    6.300      BBB-           1,000       1,004,100
Corpus Christi Housing Finance Corp,
  Single Family Mtg Sr Rev Ref Ser 1991A, 07-01-11                    7.700      AAA              160         163,547
Dallas-Fort Worth International Airport
  Facility Improvement,
  Rev American Airlines Inc, 11-01-30                                 7.250      BB-            4,460       2,906,850
  Rev Delta Airlines Inc, 11-01-11                                    7.600      BB             3,000       2,638,920
El Paso International Airport,
  Rev Ref Spec Facil Marriott Corp Proj, 03-01-12                     7.750      Ba2            1,410       1,420,096
Harris County-Houston Sports Auth,
  Spec Rev Ref Sr Lien Cap Apprec Ser 2001A,
  11-15-34                                                             Zero      AAA           10,500       1,636,320
Houston Independent School District,
  Pub Facil Corp Lease Rev Cap Apprec Ser A
  Cesar E Chavez, 09-15-16                                             Zero      AAA              900         460,467
Houston, City of,
  Airport Sys Spec Facil Rev Continental Airlines Inc
  Ser 1997B, 07-15-17                                                 6.125      B+             4,000       2,935,720
  Airport Sys Spec Facil Rev Continental Airlines Inc
  Ser 2001E, 07-01-21                                                 6.750      B+             5,000       3,857,450

Utah 0.21%                                                                                                  1,307,010
Salt Lake City Hospital,
  Rev Ref Ser A, 05-15-15                                             8.125      AAA            1,000       1,307,010

Virgin Islands 0.16%                                                                                        1,002,440
Virgin Islands Water & Power Auth,
  Wtr Sys Rev Ref, 07-01-17                                           5.500      BB+            1,000       1,002,440

Virginia 0.81%                                                                                              4,988,989
Pittsylvania County Industrial Development Auth,
  Rev Ser A Exempt Facil, 01-01-19                                    7.550      BBB-           3,500       3,469,060
Pocahontas Parkway Assn,
  Toll Road Rev Cap Apprec 1st Tier Sub Ser C,
  08-15-24                                                             Zero      Ba1            4,800         527,904
  Toll Road Rev Cap Apprec 1st Tier Sub Ser C,
  08-15-25                                                             Zero      Ba1            5,000         497,300
  Toll Road Rev Cap Apprec 1st Tier Sub Ser C,
  08-15-26                                                             Zero      Ba1            5,500         494,725

Washington 0.52%                                                                                            3,183,380
Washington Public Power Supply System,
  Nuclear Proj No 1 Ref Rev Ser 1989B, 07-01-16                       7.125      AA-            1,500       1,929,750
Washington, State of,
  GO Ser A of 1990, 02-01-15                                          6.750      AA+            1,000       1,253,630

West Virginia 0.54%                                                                                         3,312,870
West Virginia State Hospital Finance Auth,
  Hosp Rev Charleston Area Medical Center
  Ser 2000A, 09-01-22                                                 6.750      A2             3,000       3,312,870

Wisconsin 1.21%                                                                                             7,463,362
Badger Tobacco Asset Securitization Corp,
  Tobacco Settlement Asset Backed Bond, 06-01-27                      6.125      A              2,500       2,457,525
  Tobacco Settlement Asset Backed Bond, 06-01-32                      6.375      A              5,000       4,917,550
Sturgeon Bay Combined Utilities,
  Door County Combined Util Mtg Rev Ser 1990
  Unref Bal, 01-01-10                                                 7.500      AAA               85          88,287

TOTAL INVESTMENTS 97.90%                                                                                 $603,019,224

OTHER ASSETS AND LIABILITIES, NET 2.10%                                                                   $12,903,601

TOTAL NET ASSETS 100.00%                                                                                 $615,922,825

Notes to Schedule of Investments

(r) Direct placement security is restricted to resale. This security has been valued in accordance with procedures approved by the Trustees after consideration of restrictions to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's bylaws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to this restricted security. Additional information on this security is as follows:

                                                                                 VALUE AS A          VALUE
                                                                                 PERCENTAGE          AS OF
                                                  ACQUISITION    ACQUISITION      OF FUND'S      AUGUST 31,
  ISSUER, DESCRIPTION                                    DATE           COST     NET ASSETS           2002
----------------------------------------------------------------------------------------------------------
Puerto Rico Highway and
  Transportation Auth,
  Highway Rev Ser Y Res Int
  Tax-Exempt Sec Rec'ts Ser PA-114
  10.136%, 01-01-08                                  04-02-96    $14,925,160          2.94%    $18,081,323


(B) Non-income producing issuer, filed for protection under the Federal
    Bankruptcy Code or is in default on interest payment.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,269,040 or 0.69% of net assets as of August 31, 2002.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Service, Fitch, or John Hancock Advisers,
    LLC, where Standard & Poor's ratings are not available.

  # Represents rate in effect on August 31, 2002.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

August 31, 2002
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.
                                                         VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                                            OF NET ASSETS
General Obligation                                                       6.11%
Revenue Bonds -- Airport                                                 5.68
Revenue Bonds -- Authority                                               4.68
Revenue Bonds -- Bridge & Toll Road                                      1.95
Revenue Bonds -- Building                                                1.00
Revenue Bonds -- Combined                                                1.09
Revenue Bonds -- Economic Development                                    3.35
Revenue Bonds -- Education                                               3.32
Revenue Bonds -- Electric                                                9.13
Revenue Bonds -- Environment                                             1.03
Revenue Bonds -- Excise Tax                                              0.37
Revenue Bonds -- Facility                                                0.64
Revenue Bonds -- Financial                                               0.22
Revenue Bonds -- General Purpose                                         0.73
Revenue Bonds -- Health                                                 11.44
Revenue Bonds -- Highway                                                 3.17
Revenue Bonds -- Hospital                                                0.54
Revenue Bonds -- Housing                                                 0.96
Revenue Bonds -- Improvement                                             1.23
Revenue Bonds -- Industrial Development                                  2.93
Revenue Bonds -- Industrial Revenue                                      2.05
Revenue Bonds -- Lease                                                   0.18
Revenue Bonds -- Other                                                   3.99
Revenue Bonds -- Parking Garage/Authority                                0.24
Revenue Bonds -- Pollution Control                                      12.37
Revenue Bonds -- Recreational Facility                                   0.74
Revenue Bonds -- Roadway/Street                                          1.01
Revenue Bonds -- School                                                  1.06
Revenue Bonds -- Single-Family                                           0.33
Revenue Bonds -- Solid Waste Disposal                                    0.09
Revenue Bonds -- Special Assessment                                      0.56
Revenue Bonds -- Student Loan                                            0.57
Revenue Bonds -- Tax Increment                                           0.17
Revenue Bonds -- Transportation                                         11.89
Revenue Bonds -- Water & Sewer                                           3.08

Total tax-exempt long-term bonds                                        97.90%

See notes to
financial statements.



ASSETS AND
LIABILITIES

August 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $552,908,993)                         $603,019,224
Cash                                                                3,120,391
Receivable for shares sold                                          2,156,787
Interest receivable                                                 8,510,136
Other assets                                                          175,917

Total assets                                                      616,982,455

LIABILITIES
Payable for shares repurchased                                        200,540
Dividend payable                                                      214,377
Payable to affiliates                                                 389,173
Other payables and accrued expenses                                   255,540

Total liabilities                                                   1,059,630

NET ASSETS
Paid-in capital                                                   591,287,474
Accumulated net realized loss on investments and
  financial futures contracts                                     (26,604,450)
Net unrealized appreciation of investments                         50,110,231
Accumulated net investment income                                   1,129,570

Net assets                                                       $615,922,825

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($549,709,979 [DIV] 52,864,119 shares)                         $10.40
Class B ($59,529,447 [DIV] 5,726,188 shares)                           $10.40
Class C ($6,683,399 [DIV] 642,732 shares)                              $10.40

MAXIMUM OFFERING PRICE PER SHARE:
Class A 1 ($10.40 [DIV] 95.5%)                                         $10.89
Class C ($10.40 [DIV] 99%)                                             $10.51

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
August 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                          $38,467,029

Total investment income                                            38,467,029

EXPENSES
Investment management fee                                           3,303,581
Class A distribution and service fee                                1,342,492
Class B distribution and service fee                                  691,414
Class C distribution and service fee                                   45,781
Transfer agent fee                                                    816,537
Custodian fee                                                         104,562
Accounting and legal services fee                                     129,112
Registration and filing fee                                            56,045
Auditing fee                                                           37,000
Trustees' fee                                                          31,654
Miscellaneous                                                          30,915
Printing                                                               28,588
Interest expense                                                       27,498
Legal fee                                                              21,613

Total expenses                                                      6,666,792
Less expense reductions                                              (224,153)

Net expenses                                                        6,442,639

Net investment income                                              32,024,390

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                       (10,252,773)
Financial futures contracts                                             5,219
Change in unrealized appreciation (depreciation) of
Investments                                                        (8,845,053)
Financial futures contracts                                             1,522

Net realized and unrealized loss                                  (19,091,085)

Increase in net assets from operations                            $12,933,305

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   8-31-01          8-31-02

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                          $31,537,247      $32,024,390

Net realized gain (loss)                         3,622,739      (10,247,554)
Change in net unrealized
  appreciation (depreciation)                   22,598,153       (8,843,531)

Increase in net assets resulting
  from operations                               57,758,139       12,933,305

Distributions to shareholders
From net investment income
Class A                                        (27,412,391)     (28,071,229)
Class B                                         (4,045,250)      (3,097,842)
Class C                                            (79,754)        (202,648)
From net realized gain
Class A                                         (1,163,909)        (588,183)
Class B                                           (204,734)         (84,343)
Class C                                             (3,740)          (4,102)
                                               (32,909,778)     (32,048,347)

From fund share transactions                    (8,808,497)        (907,122)

NET ASSETS
Beginning of period                            619,905,125      635,944,989

End of period 1                               $635,944,989     $615,922,825

1 Includes accumulated net investment income of $1,128,724 and $1,129,570, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           8-31-98     8-31-99     8-31-00     8-31-01     8-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.63      $11.01      $10.36      $10.30      $10.72
Net investment income 2                                   0.56        0.56        0.56        0.54        0.55
Net realized and unrealized
  gain (loss) on investments                              0.38       (0.65)      (0.06)       0.44       (0.32)
Total from
  investment operations                                   0.94       (0.09)       0.50        0.98        0.23
Less distributions
From net investment income                               (0.56)      (0.56)      (0.56)      (0.54)      (0.54)
From net realized gain                                      --          --          -- 3     (0.02)      (0.01)
                                                         (0.56)      (0.56)      (0.56)      (0.56)      (0.55)
Net asset value,
  end of period                                         $11.01      $10.36      $10.30      $10.72      $10.40
Total return 4,5 (%)                                      9.08       (0.93)       5.09        9.89        2.33

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $601        $565        $522        $548        $550
Ratio of expenses
  to average net assets (%)                               0.85        0.85        0.85        0.86        0.96
Ratio of adjusted expenses
  to average net assets 6 (%)                             0.87        0.96        1.00        0.98        0.99
Ratio of net investment income
  to average net assets (%)                               5.16        5.14        5.53        5.22        5.34
Portfolio turnover (%)                                      24          13          12          24          22

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           8-31-98     8-31-99     8-31-00     8-31-01     8-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.63      $11.01      $10.36      $10.30      $10.72
Net investment income 2                                   0.48        0.48        0.48        0.47        0.47
Net realized and unrealized
  gain (loss) on investments                              0.38       (0.65)      (0.06)       0.44       (0.32)
Total from
  investment operations                                   0.86       (0.17)       0.42        0.91        0.15
Less distributions
From net investment income                               (0.48)      (0.48)      (0.48)      (0.47)      (0.46)
From net realized gain                                      --          --          -- 3     (0.02)      (0.01)
                                                         (0.48)      (0.48)      (0.48)      (0.49)      (0.47)
Net asset value,
  end of period                                         $11.01      $10.36      $10.30      $10.72      $10.40
Total return 4,5 (%)                                      8.27       (1.67)       4.31        9.07        1.57

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $184        $144         $97         $85         $60
Ratio of expenses
  to average net assets (%)                               1.60        1.60        1.60        1.61        1.71
Ratio of adjusted expenses
  to average net assets 6 (%)                             1.62        1.71        1.75        1.73        1.75
Ratio of net investment income
  to average net assets (%)                               4.41        4.39        4.78        4.47        4.59
Portfolio turnover (%)                                      24          13          12          24          22

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           8-31-99 7   8-31-00     8-31-01     8-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.86      $10.36      $10.30      $10.72
Net investment income 2                                   0.19        0.47        0.45        0.47
Net realized and unrealized
  gain (loss) on investments                             (0.50)      (0.06)       0.44       (0.32)
Total from
  investment operations                                  (0.31)       0.41        0.89        0.15
Less distributions
From net investment income                               (0.19)      (0.47)      (0.45)      (0.46)
From net realized gain                                      --          -- 3     (0.02)      (0.01)
                                                         (0.19)      (0.47)      (0.47)      (0.47)
Net asset value,
  end of period                                         $10.36      $10.30      $10.72      $10.40
Total return 4,5 (%)                                     (2.86)8      4.19        8.96        1.53

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 9        $1          $3          $7
Ratio of expenses
  to average net assets (%)                               1.70 10     1.70        1.71        1.75
Ratio of adjusted expenses
  to average net assets 6 (%)                             1.71 10     1.75        1.73          --
Ratio of net investment income
  to average net assets (%)                               4.29 10     4.60        4.37        4.55
Portfolio turnover (%)                                      13          12          24          22

 1 As required, effective 9-1-01 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, increase net realized and unrealized loss per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 5.23%, 4.48% and 4.44% for Class A, Class B, and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

 2 Based on the average of the shares outstanding at the end of each month.

 3 Less than $0.01 per share.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 6 Does not take into consideration expense reductions during the periods shown.

 7 Class C shares began operations on 4-1-99.

 8 Not annualized.

 9 Less than $500,000.

10 Annualized.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Tax-Free Bond Fund (the "Fund") is a diversified series of John Hancock Tax-Free Bond Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $1,855,154, and the weighted average interest rate was 2.83%. Interest expense includes $1,868 paid under the line of credit. There was no outstanding borrowing under the line of credit on August 31, 2002.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund's instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

The Fund had no open financial futures contracts on August 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $6,462,709 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: August 31, 2003 -- $5,155,633, and August 31, 2010 -- $1,307,076. Additionally, net capital losses of $9,453,903 attributable to security transactions incurred after October 31, 2001 are treated as arising on September 1, 2002, the first day of the Fund's next taxable year. Availability of a certain amount on these loss carryforwards which were acquired on December 6, 1996 in the merger with John Hancock Managed Tax-Exempt Fund, may be limited in a given year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended August 31, 2002, the tax character of distributions paid was as follows: ordinary income $4,825, exempt income $31,366,894 and long-term capital gains $676,628. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of August 31, 2002, the components of distributable earnings on a tax basis included $2,497 of undistributed ordinary income and $1,527,823 of undistributed exempt income.

Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.
Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.55% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.50% of the next $500,000,000 and (c) 0.45% of the Fund's average daily net asset in excess of $1,000,000,000.

The Fund has an agreement with its custodian bank under which custodian fees are reduced by balance credits applied during the period. Accordingly, the custody expense reduction amounted to $17,888, or less than 0.01% of the Fund's average net assets, for the year ended August 31, 2002. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. JH Funds had agreed to limit the distribution and service ("12b-1") fee pursuant to Class A and Class B Plans to 0.15% and 0.90%, respectively, of the respective Class' average daily net assets. Accordingly, the reduction in the 12b-1 fee amounted to $179,522 and $26,743 for Class A and Class B, respectively for the year ended August 31, 2002. JH Funds terminated this limitation December 31, 2001. A maximum of 0.25% of 12b-1 fee payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended August 31, 2002, JH Funds received net up-front sales charges of $556,394 with regard to sales of Class A shares. Of this amount, $65,272 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $269,439 was paid as sales commissions to unrelated broker-dealers and $221,683 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended August 31, 2002, JH Funds received net up-front sales charges of $32,608 with regard to sales of Class C shares. Of this amount, $21,968 was paid as sales commissions to unrelated broker-dealers and $10,640 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended August 31, 2002, CDSCs received by JH Funds amounted to $26,462 for Class B shares and $2,150 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                     YEAR ENDED 8-31-01            YEAR ENDED 8-31-02
                               SHARES            AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                        5,352,947       $55,691,613     7,339,402     $75,932,099
Distributions reinvested    1,918,771        19,957,079     1,949,844      20,087,772
Repurchased                (6,798,763)      (70,580,686)   (7,561,164)    (78,247,575)
Net increase                  472,955        $5,068,006     1,728,082     $17,772,296

CLASS B SHARES
Sold                        1,381,692       $14,396,012     1,262,586     $13,069,049
Distributions reinvested      219,907         2,286,497       174,678       1,799,694
Repurchased                (3,115,447)      (32,394,466)   (3,602,463)    (37,159,551)
Net decrease               (1,513,848)     ($15,711,957)   (2,165,199)   ($22,290,808)

CLASS C SHARES
Sold                          390,841        $4,045,166       337,999      $3,488,383
Distributions reinvested        6,077            63,367        12,620         129,894
Repurchased                  (220,359)       (2,273,079)         (917)         (6,887)
Net increase                  176,559        $1,835,454       349,702      $3,611,390

NET DECREASE                 (864,334)      ($8,808,497)      (87,415)      ($907,122)

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended August 31, 2002, aggregated $132,866,056 and $149,639,953, respectively.

The cost of investments owned on August 31, 2002, including short-term investments, for federal income tax purposes was $551,121,919. Gross unrealized appreciation and depreciation of investments aggregated $65,095,308 and $13,198,003, respectively, resulting in net unrealized appreciation of $51,897,305. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to accretion of discounts on debt securities.

NOTE E
Reclassification of accounts

During the year ended August 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $51,253, a decrease in accumulated net investment income of $1,838,539 and an increase in capital paid-in of $1,787,286. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of August 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America.The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $1,186,714 increase in the cost of investments and a corresponding decrease in net unrealized appreciation of investments, based on securities held as of August 31, 2001.

The effect of this change for the year ended August 31, 2002 was to increase net investment income by $651,825, decrease unrealized appreciation of investments by $600,360 and increase net realized loss on investments by $51,465.

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.



AUDITORS'
REPORT

Report of
Ernst & Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders:

We have audited the accompanying statement of assets and liabilities of the John Hancock Tax-Free Bond Fund (the "Fund"), including the schedule of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Tax-Free Bond Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
October 4, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its taxable year ended August 31, 2002.

None of the 2002 income dividends qualify for the corporate dividends received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends that are 99.98% tax-exempt. The percentage of income dividends from the fund subject to the alternative minimum tax is 16.55%

None of the income dividends were derived from U.S. Treasury bills.

For specific information on exception provisions in your state, consult your local state tax office or your tax adviser. Shareholders will receive a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               1994                29
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1990                29
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of
the following: The University of Texas Investment Management Company
(until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and Sunrise
Television Corp. (since 2000), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2000),
rateGenius (since 2000); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin).

Ronald R. Dion, Born: 1946                                                                  1998                29
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             1994                29
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1994                29
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1994                29
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                1994                29
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                60
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                60
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1994
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Tax-Free Bond Fund.

5200A   8/02
       10/02






John Hancock
High Yield
Municipal
Bond Fund

formerly High-Yield Tax-Free Fund

ANNUAL
REPORT

8.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 15

Trustees & officers
page 29

For your information
page 33


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly. In the first eight months of 2002, the broad Standard & Poor's 500 Index is down 19%, the Dow Jones Industrial Average is off 12% and the technology-laden Nasdaq Composite Index has fallen 33%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. domestic equity funds have produced negative results in the first eight months of 2002, according to Lipper, Inc., and the average equity fund has lost 20%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks a
high level of
current income
that is largely
exempt from
federal income
tax, consistent
with preservation
of capital.

Over the last twelve months

* The high-yield muni market faltered amid a weak economy and investors' aversion to risk.

* The Fund's airline-, airport- and corporate-backed bonds detracted from performance.

* The Fund's health-care holdings and its approach to interest-rate sensitivity were bright spots.

[Bar chart with heading "John Hancock High Yield Municipal Bond Fund." Under the heading is a note that reads "Fund performance for the year ended August 31, 2002." The chart is scaled in increments of 1% with 0% at the bottom and 2% at the top. The first bar represents the 1.56% total return for Class A. The second bar represents the 0.81% total return for Class B. The third bar represents the 0.81% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 7.0%   S. Orange County Pub. Financing Auth., 8-15-17, 10.520%
 3.2%   Foothill/Eastern Transp. Corridor Agency, 1-1-18, 0.000%
 2.9%   Homestead, City of, 11-1-18, 7.950%
 2.5%   Waterford, Township of, 1-1-39, 6.000%
 2.4%   Western Generation Agency, 1-1-21, 7.125%
 2.4%   Badger Tobacco Asset Securitization Corp., 6-1-32, 6.375%
 2.2%   San Bernardino, County of, 8-1-17, 5.500%
 2.1%   Mass. Health and Edu. Fac. Auth., 12-15-31, 9.200%
 2.0%   Illinois Health Facilities Auth., 10-1-22, 9.500%
 2.0%   Hopewell Industrial Development Auth., 6-1-16, 8.250%

As a percentage of net assets on August 31, 2002.



MANAGERS'
REPORT

BY CYNTHIA M. BROWN, BARRY H. EVANS, CFA, AND DIANNE SALES, CFA,
PORTFOLIO MANAGERS

John Hancock
High Yield Municipal
Bond Fund

As a group, high-yield municipals posted modest returns during the past 12 months, their progress hamstrung by a number of factors. The high level of yield they carry generally cushions the impact of price changes, causing high-yield bonds to lag their investment-grade counterparts when bonds are rallying. And that's exactly what happened over the past year. Interest rates fell dramatically in the first half of the year and remained at 40-year-lows in the second half. In addition, the global uncertainty caused by the terrorist attacks of September 11, 2001, and the continued weak economy fostered an aversion to risk, with investors shunning stocks, corporate bonds and high-yield munis in favor of higher-quality securities.

"...high-yield municipals
 posted modest returns
 during the past 12
 months..."

Other developments clearly presented some challenges. Two of the larger, more influential sectors in the high-yield market -- corporate-backed munis and those tied to the airline industry -- came under fairly heavy pressure. Municipalities and other government entities often issue debt on behalf of a corporation for activity deemed in the public good, such as new facilities that will add jobs. These bonds' interest and principal are repaid by corporations, so when the viability of corporate earnings and accounting practices were called into question, these corporate-backed bonds saw their prices decline. Bonds issued to finance construction of airline projects -- such as hangars or baggage facilities -- also were troubled by a falloff in air travel due to the slow economy and the terrorist attacks.

FUND PERFORMANCE REVIEW

For the 12 months ended August 31, 2002, John Hancock High Yield Municipal Bond Fund's Class A, Class B and Class C shares posted total returns of 1.56%, 0.81% and 0.81%, respectively, at net asset value. By comparison, the average high-yield municipal bond fund returned 3.24%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

[Photos of Cynthia Brown, Barry Evans and Dianne Sales flush right next to first paragraph.]

PORTFOLIO POSITIONING HURT

The main reason for the Fund's relative underperformance was that we had positioned the portfolio to benefit from an improving economy. In our view, the economy -- while certainly not headed for boom times -- was poised to generate decent growth in the second half of 2001, primarily the function of rapidly declining interest rates in the first half of last year. But then a number of unforeseen occurrences quickly overwhelmed hopes for a recovery. The terrorist attacks clearly had an impact on the economy's health. But so did questions about corporate accounting practices and ethics, leaving corporate America with less spending and borrowing power. In particular, our holdings in bonds used to finance the construction and operation of airline projects weakened as travel slumped in the aftermath of September 11. And, as we mentioned earlier, corporate-backed munis also came under pressure as corporate profits declined. We've pared back the most weakened of our holdings in these two areas, although we believe that those we've held onto are poised for improvement once the economy strengthens.

"...we had positioned the
 portfolio to benefit from
 an improving economy."

DURATION, HEALTH-CARE BONDS HELP

Throughout much of the year, we kept the Fund's duration, a measure of its interest-rate sensitivity, somewhat long, or more rate-sensitive, given our view that interest rates would remain low. When the bond market rallied as interest rates declined, that longer duration was a plus for our performance.

Another factor that aided our performance was our stake in select health-care holdings that rebounded. Their relatively high yields boosted demand for them, and many also benefited from improved financial health.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Health 20%, the second is Pollution control 10%, the third Special tax 7%, the fourth Economic development 5% and the fifth Transportation 5%.]

A SILVER LINING

The high-yield market's recent difficulty also presented us with something of a silver lining. As high-yield bond prices slumped, credit spreads -- the yield difference between high-yield muni bonds with more credit risk and lower-yielding investment-grade muni bonds with less credit risk -- widened. That allowed us to continue to add to the Fund's competitive yield, buying holdings that we believe offer the potential for good long-term performance at attractive prices and higher yields. In identifying these opportunities, we rely heavily on the experience and expertise of our credit research team to ensure that we are choosing bonds with the appropriate balance of attractive yield and longer-term potential for price appreciation.

[Bar chart at middle of page with heading "Top five states as a percentage of net assets on 8-31-02." (From top to bottom): California 20%, Florida 13%, New Jersey 7%, Illinois 6% and Michigan 4%.]

FOCUS ON CALL PROTECTION

Another factor that helped us maintain our competitive yield was our continued focus on bonds with good call protection, which guards bonds against being redeemed by their issuer for a certain period of time. Having good call protection is especially important in periods when interest rates are falling, because issuers often try to refinance their bonds at lower interest rates. If a bond gets "called away" or redeemed early, holders of called bonds often are forced to reinvest their money in bonds with lower yields.

"...we believe that high-yield
 municipals currently offer
 good value..."

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Corporate-backed bonds followed by a down arrow with the phrase "Weak economy, ethics questions concern investors." The second listing is Airline-related bonds followed by a down arrow with the phrase "Weakness in air travel." The third listing is Health-care bonds followed by an up arrow with the phrase "Improved financial trends help boost prices."]

OUTLOOK

From a macroeconomic standpoint, we believe the economy will continue to inch toward recovery over the next six months or so, with more robust growth in store for the second half of 2003. Inflation is nearly non-existent right now, so we don't think the Fed will raise interest rates anytime this year. Moderate, non-inflationary growth, coupled with steady interest rates, would likely be a positive for municipal bonds. The performance of the high-yield bond market also will be partially dependent on investor demand and tolerance for additional risk. Once investors become more comfortable with the notion that the economy is on the mend, we believe high-yield municipals will benefit. And given the difficulty they've experienced of late, we believe that high-yield municipals currently offer good value for investors with a multi-year investment horizon who seek to diversify their portfolios using tax-free bonds.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

See the prospectus for the risks of investing in high-yield bonds.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
August 31, 2002

The index used for
comparison is the
Lehman Brothers
Municipal Bond
Index, an unmanaged
index that includes
municipal bonds and
is commonly used as
a measure of bond
performance.

It is not possible to
invest directly in
an index.

                              Class A      Class B      Class C        Index
Inception date               12-31-93      8-25-86       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                        -3.05%       -3.97%       -1.16%        6.24%
Five years                       2.96%        2.84%          --         6.42%
Ten years                          --         4.58%          --         6.74%
Since inception                  3.94%          --         1.55%          --

Cumulative total returns with maximum sales charge (POP)
One year                        -3.05%       -3.97%       -1.16%        6.24%
Five years                      15.72%       15.02%          --        36.49%
Ten years                          --        56.43%          --        91.94%
Since inception                 39.73%          --         5.40%          --

SEC 30-day yield as of August 31, 2002
                                 5.84%        5.36%        5.32%          --


Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1--6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B1 shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $19,194 as of August 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Municipal Bond Fund Class B1, before sales charge, and is equal to $15,644 as of August 31, 2002.

                                    Class A      Class C 1
Period beginning                   12-31-93       4-1-99
Without sales charge                $14,632      $10,654
With maximum sales charge           $13,979      $10,548
Index                               $16,680      $12,225

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class A and Class C shares, respectively, as of August 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
August 31, 2002

This schedule has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of securities owned by the Fund.

STATE, ISSUER, DESCRIPTION,                                        INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
TAX-EXEMPT LONG-TERM BONDS 98.10%                                                                        $121,197,568
(Cost $121,156,484)

Alaska 0.96%                                                                                               $1,183,450
Anchorage, City of,
  Ice Rink Rev, 01-01-20                                              6.375%     AA            $1,000       1,183,450

Arizona 1.54%                                                                                               1,898,360
Peoria Industrial Development Auth,
  Ind'l Dev Rev Ref Ser 1999A Sierra Winds Life,
  08-15-20                                                            6.250      BB+            1,000         957,380
Pima County Industrial Development Auth,
  Ind'l Rev Ser 1997B Tucson Elec Pwr Co Proj,
  09-01-29                                                            6.000      B+             1,000         940,980

California 20.45%                                                                                          25,269,019
ABAG Finance Authority for Nonprofit Corps,
  Cert of Part Nat'l Center for Int'l Schools Proj,
  05-01-18                                                            7.375      BB+            1,000       1,071,610
Foothill/Eastern Transportation Corridor Agency,
  Toll Rd Rev Sr Lien Cap Apprec Ser A, 01-01-18                       Zero      AAA            7,950       3,904,802
  Toll Rd Rev Ref Conv Cap Apprec, 01-15-23                            Zero      AAA            3,000       2,185,920
  Toll Rd Rev Ref Cap Apprec, 01-15-36                                 Zero      BBB-           4,000         557,120
Los Angeles Regional Airports Improvement Corp,
  Lease Rev Ref Facil Sublease Int'l Airport, 11-01-25                6.350      BB             1,665       1,318,797
Millbrae, City of,
  Residential Facil Rev Ser 1997A Magnolia of
  Millbrae Proj, 09-01-27                                             7.375      BB             1,000       1,040,660
San Bernardino, County of,
  Cert of Part Ref Medical Ctr Fin Proj, 08-01-17                     5.500      A              2,500       2,732,350
San Diego County Water Auth,
  Water Rev Cert of Part Reg RITES, 04-23-08                         10.061#     AAA            1,000       1,289,960
San Francisco, City of,
  Resid Facil Ser A Coventry Park Proj, 12-01-26                      8.500      BB-            2,000       1,627,560
San Joaquin Hills Transportation Corridor Agency,
  Toll Rd Rev Sr Lien, 01-01-33                                       5.000      Baa3           1,000         911,490
South Orange County Public Financing Auth,
  Spec Tax Rev LEVRRS, 08-15-17                                      10.520#     AAA            7,500       8,628,750

Colorado 1.26%                                                                                              1,555,215
Northwest Parkway Public Highway Auth,
  Rev 1st Tier Sub Ser 2001D, 06-15-41                                7.125      BB+            1,500       1,555,215

Connecticut 0.63%                                                                                             779,490
Connecticut State Development Auth,
  Poll Control Rev Ref Ser 1993A Connecticut
  Light & Pwr, 09-01-28                                               5.850      BBB              750         779,490

District Of Columbia 0.83%                                                                                  1,028,930
District of Columbia,
  Cert of Part, 01-01-13                                              7.300      BBB            1,000       1,028,930

Florida 13.28%                                                                                             16,403,207
Bonnet Creek Resort Community Development District,
  Spec Assessment Rev, 05-01-34                                       7.375      BB             1,055       1,054,715
  Spec Assessment Rev, 05-01-18                                       7.250      BB             1,445       1,455,447
Capital Projects Finance Auth,
  Students Hsg Rev Cap Projs Ln Prog Florida
  Univ Ser 2000A, 08-15-31                                            7.850      BBB-           2,000       2,008,620
  Students Hsg Rev Cap Projs Ln Prog Ser 2001G,
  10-01-11                                                            9.125      BBB            2,000       1,977,340
Capital Trust Agency,
  Rev Seminole Tribe of Florida Convention &
  Resort Hotel Facil Ser 2002A, 10-01-33                             10.000      BB             1,000       1,005,950
Crossings at Fleming Island Community
  Development District,
  Spec Assessment Rev Ref Ser 2000C, 05-01-30                         7.100      BBB-           1,000       1,054,740
Grand Haven Community Development District,
  Spec Assessment Ser B, 05-01-19                                     6.900      BB+              995       1,011,567
Homestead, City of,
  Ind'l Dev Rev Ser A Community Rehab Proj,
  11-01-18                                                            7.950      BB             3,470       3,551,857
Poinciana Community Development District,
  Spec Assessment Ser 2000A, 05-01-31                                 7.125      BB+              515         536,342
South Indian River Water Control District,
  Rev Egret Landing Proj Section 15 Phase 1,
  11-01-18                                                            7.500      AA             1,855       1,990,359
Waterchase Community Development District,
  Cap Imp Rev Ser 2001A, 05-01-32                                     6.700      BB               750         756,270

Illinois 6.16%                                                                                              7,612,970
Bedford Park, City of,
  Tax Increment Rev Ref 71st & Cicero Proj, 01-01-12                  7.375      BBB-           1,000       1,046,120
  Tax Increment Rev Ref 71st & Cicero Proj, 01-01-06                  7.000      BBB-             455         467,831
Illinois Development Finance Auth,
  Environmental Facil Rev Citgo Petroleum Corp Proj,
  06-01-32                                                            8.000      Baa2           1,500       1,563,270
Illinois Educational Facilities Auth,
  Student Hsg Rev Edl Advancement Fund Univ Ctr
  Proj, 05-01-22                                                      6.000      Baa2           1,000       1,015,010
Illinois Health Facilities Auth,
  Rev Ser A Fairview Obligated Group Proj, 10-01-22                   9.500      AA             2,440       2,488,019
Round Lake Beach, City of,
  Tax Increment Rev Ref, 12-01-13                                     7.500      BBB-           1,000       1,032,720

Indiana 1.42%                                                                                               1,758,035
Indianapolis Airport Auth,
  Spec Facil Rev United Airlines, Inc Proj Ser 1995A,
  11-15-31                                                            6.500      CCC            1,000         400,010
Petersburg, City of,
  Poll Control Rev Indiana Power & Light Co, 11-01-29                 6.375      BB+            1,500       1,358,025

Iowa 0.71%                                                                                                    874,161
Iowa Finance Auth,
  Hlth Care Facil Rev Ref Care Initiatives Proj Ser B,
  07-01-18                                                            5.750      BB               715         635,199
  Hlth Care Facil Rev Ref Care Initiatives Proj,
  07-01-25                                                            9.250      BB               200         238,962

Kansas 2.41%                                                                                                2,977,760
Kansas Development Finance Auth,
  Multifamily Hsg Rev Ref Ser Y, 12-01-28                             6.125      BBB-           1,000         909,840
Prairie Village, City of,
  Rev Ser A Claridge Court Proj, 08-15-23                             8.750      BBB-           2,000       2,067,920

Kentucky 0.79%                                                                                                970,580
Newport Public Properties,
  Corp Rev 1st Mtg Pub Prkg & Plaza Ser 2000A-1,
  01-01-27                                                            8.500      BB             1,000         970,580

Louisiana 1.77%                                                                                             2,185,495
Louisiana Public Facilities Auth,
  Progressive Hlthcare Rev, 10-01-20                                  6.375      BB-            1,000         818,050
Tobacco Settlement Financing Corp,
  Louisiana Tobacco Settlement Rev Asset Backed
  Bond Ser 2001B, 05-15-39                                            5.875      A              1,500       1,367,445

Massachusetts 2.84%                                                                                         3,503,370
Massachusetts Development Finance Agency,
  Rev Lasell Village Proj Ser 1998A, 12-01-25                         6.375      BBB-           1,000         922,170
Massachusetts Health and Educational Facilities Auth,
  Rev Civic Investments Ser 2002B, 12-15-31                           9.200      BB             2,500       2,581,200

Michigan 4.15%                                                                                             $5,130,595
Delta County Economic Development Corp,
  Environmental Imp Rev Ref MeadWestvaco
  Escanaba Ser 2002A, 04-15-27                                        6.250      BBB              500         493,770
Midland County Economic Development Corp,
  Poll Control Ltd Oblig Rev Ref Ser 2000A, 07-23-09                  6.875      BB+            1,500       1,531,155
Waterford, Township of,
  Economic Dev Corp Rev Ref Canterbury Hlth,
  01-01-39                                                            6.000      BB-            3,620       3,105,670

Minnesota 0.66%                                                                                               812,170
Minneapolis-St. Paul Metropolitan Airports Commission,
  Spec Facil Rev Ser 2001A Northwest Airlines, Inc
  Proj, 04-01-25                                                      7.000      BB+            1,000         812,170

Missouri 0.84%                                                                                              1,037,990
Fenton, City of,
  Tax Incr Rev Ref & Imp Gravois Bluffs, 10-01-21                     7.000      BB+            1,000       1,037,990

Nevada 1.58%                                                                                                1,950,720
Nevada Department of Business & Industry,
  Las Vegas Monorail Proj Rev 2nd Tier, 01-01-40                      7.375      BB             1,000         972,670
  Las Vegas Monorail Proj Rev 2nd Tier, 01-01-23                      7.250      BB             1,000         978,050

New Hampshire 1.01%                                                                                         1,252,905
New Hampshire Higher Educational & Health
  Facilities Auth,
  Rev Littleton Hosp Assn-Ser A, 05-01-18                             5.900      BB-            1,500       1,252,905

New Jersey 6.84%                                                                                            8,452,095
Camden County Improvement Auth,
  Lease Rev Ser A Holt Hauling & Warehousing
  Proj (B), 01-01-21                                                  9.875      CCC-           1,500         742,500
New Jersey Economic Development Auth,
  Economic Dev Rev Ref Ser 1995J Holt Hauling
  Proj, 11-01-23                                                      8.500      CC             2,500       2,330,000
  Ind'l Dev Rev Ref Newark Airport Marriott Hotel
  Proj, 10-01-14                                                      7.000      Ba3            1,000         997,900
New Jersey Health Care Facilities Financing Auth,
  Rev Care Institute Inc Cherry Hill Proj, 07-01-27                   8.000      BB-            2,000       1,844,860
  St Peters Univ Hosp Rev Ser 2000A, 07-01-30                         6.875      BBB            1,000       1,073,650
New Jersey Tobacco Settlement Financing Corp,
  Asset Backed, 06-01-42                                              6.125      A                500         487,515
  Asset Backed, 06-01-37                                              6.000      A              1,000         975,670

New Mexico 1.63%                                                                                            2,008,560
Farmington, City of,
  Poll Control Rev Ref Ser 2002A El Paso Electric Co
  Proj, 06-01-32                                                      6.375      BB+            2,000       2,008,560

New York 3.00%                                                                                              3,712,566
Glen Cove Housing Auth,
  Rev Sr Living Facil The Mayfair Proj, 10-01-26                      8.250      BB+            1,425       1,533,756
New York City Industrial Development Agency,
  Ind'l Dev Rev Ref LaGuardia Assoc LP Proj, 11-01-28                 6.000      BB+            1,000         782,590
  Spec Facil Rev British Airways Plc Proj, 12-01-32                   7.625      BBB-           1,000         888,510
Suffolk County Industrial Development Agency,
  Continuing Care Retire Cmty Rev Peconic
  Landing Ser 2000A, 10-01-30                                         8.000      BB+              500         507,710

Ohio 0.49%                                                                                                    608,230
Cleveland, City of,
  Airport Spec Rev Continental Airlines, Inc Proj,
  09-15-27                                                            5.375      B+             1,000         608,230

Oklahoma 1.23%                                                                                              1,524,860
Tulsa Municipal Airport Trust
  Rev Ref American Airlines, Inc Proj-Ser B, 12-01-35                 5.650      BB-            2,000       1,524,860

Oregon 2.44%                                                                                                3,017,700
Western Generation Agency,
  Rev 1994 Ser A Wauna Cogeneration Proj, 01-01-21                    7.125      BBB-           3,000       3,017,700

Pennsylvania 3.81%                                                                                          4,702,619
Allegheny County Hospital Development Auth,
  Rev Ref Ser 2000B West Penn Allegheny Hlth Sys,
  11-15-30                                                            9.250      B+             1,000       1,086,360
Beaver County Industrial Development Auth,
  Coll Poll Control Rev Ref Ser 1995A Toledo Edison
  Co Beaver Valley Proj, 05-01-20                                     7.750      BBB            1,700       1,845,299
  Poll Control Rev Ref Cleveland Elec Proj, 05-01-25                  7.625      BBB            1,000       1,070,960
Pennsylvania Economic Development Finance Auth,
  Ser B Qualified Residential RSI Properties/
  Greensburg LLC Proj, 09-01-27 (B)                                   8.000      BB-            1,000         700,000

Rhode Island 1.69%                                                                                          2,090,240
Providence Redevelopment Agency,
  Cert of Part Ser 1994A, 09-01-24                                    8.000      BBB-           2,015       2,090,240

South Carolina 0.61%                                                                                          755,993
South Carolina Jobs-Economic Development Authority,
  Rev Myrtle Beach Convention Ctr Ser 2001A,
  04-01-36                                                            6.625      BBB-             750         755,993

South Dakota 0.80%                                                                                            989,480
Educational Enhancement Funding Corp,
  South Dakota Tobacco Settlement Asset-Backed
  Bond Ser B, 06-01-32                                                6.500      A              1,000         989,480

Tennessee 2.30%                                                                                             2,842,346
Chattanooga Industrial Development Board,
  Ind'l Dev Rev Ref Warehouse Row Ltd Proj, 12-15-12                  7.000      BBB            1,900       1,765,366
Johnson City Health & Educational Facilities Board,
  Hosp Rev Ref 1st Mtg Mtn States Hlth Ser 2000A,
  07-01-33                                                            7.500      Baa2           1,000       1,076,980

Texas 3.23%                                                                                                 3,987,876
Bexar County Health Facilities Development Corp,
  Rev Ref Army Retirement Residence Proj, 07-01-32                    6.300      BBB-             150         150,615
  Rev Ref Army Retirement Residence Proj, 07-01-22                    6.125      BBB-             600         600,882
Gulf Coast Industrial Development Auth,
  Solid Waste Disposal Rev Citgo Petroleum Proj,
  04-01-28                                                            8.000      Baa2           2,100       2,189,019
Metro Health Facilities Development Corp,
  Hosp Rev Wilson N Jones Mem Hosp Proj, 01-01-31                     7.250      Baa3           1,000       1,047,360

Utah 0.81%                                                                                                    994,814
Carbon, County of,
  Solid Waste Disp Rev Ref Sunnyside Cogeneration
  Ser 1999A, 08-15-23                                                 7.100      BB               900         914,148
  Solid Waste Disp Rev Ref Sunnyside Cogeneration
  Ser 1999B, 08-15-24                                                  Zero      BB               290          80,666

Virginia 3.01%                                                                                              3,723,997
Hopewell Industrial Development Auth,
  Resource Recovery Rev Ref Stone Container Corp
  Proj, 06-01-16                                                      8.250      BB             2,400       2,456,688
Pocahontas Parkway Association,
  Toll Road Rev Cap Apprec 1st Tier Sub Ser 1998C,
  08-15-21                                                             Zero      Ba1            4,100         609,629
  Toll Road Rev Cap Apprec 1st Tier Sub Ser 1998C,
  08-15-20                                                             Zero      Ba1            4,000         657,680

Washington 0.53%                                                                                              651,240
Seattle, Port of,
  Spec Facil Rev Northwest Airlines, Inc Proj,
  04-01-30                                                            7.250      BB+              800         651,240

Wisconsin 2.39%                                                                                             2,950,530
Badger Tobacco Asset Securitization Corp,
  Tobacco Settlement Asset-Backed Bond, 06-01-32                      6.375      A              3,000       2,950,530

TOTAL INVESTMENTS 98.10%                                                                                 $121,197,568

OTHER ASSETS AND LIABILITIES, NET 1.90%                                                                    $2,349,291

TOTAL NET ASSETS 100.00%                                                                                 $123,546,859


 * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, LLC, where Standard & Poor's ratings are not available.

 #  Represents rate in effect on August 31, 2002.

(B) Non-income producing issuer, filed for protection under the Federal Bankruptcy Code or is in default on interest payment.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




PORTFOLIO
CONCENTRATION

August 31, 2002

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                      VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                         OF NET ASSETS
Revenue Bonds -- Airport                              4.30%
Revenue Bonds -- Authority                            4.27
Revenue Bonds -- Bridge & Toll Road                   1.03
Revenue Bonds -- Economic Development                 5.20
Revenue Bonds -- Education                            3.29
Revenue Bonds -- Environment                          1.26
Revenue Bonds -- Facility                             1.69
Revenue Bonds -- Health                              19.89
Revenue Bonds -- Highway                              1.26
Revenue Bonds -- Housing                              3.40
Revenue Bonds -- Improvement                          1.43
Revenue Bonds -- Industrial Development               4.73
Revenue Bonds -- Industrial Revenue                   2.49
Revenue Bonds -- Lease                                0.83
Revenue Bonds -- Miscellaneous                        2.39
Revenue Bonds -- Multi-Family                         0.74
Revenue Bonds -- Other                                2.06
Revenue Bonds -- Parking Garage/Authority             0.79
Revenue Bonds -- Pollution Control                   10.15
Revenue Bonds -- Recreation Facility                  1.81
Revenue Bonds -- Special Tax                          6.98
Revenue Bonds -- Roadway/Street                       2.22
Revenue Bonds -- Solid Waste Disposal                 2.58
Revenue Bonds -- Special Assessment                   3.28
Revenue Bonds -- Student Loan                         1.63
Revenue Bonds -- Tax Increment                        0.84
Revenue Bonds -- Transportation                       4.91
Revenue Bonds -- Water                                2.65

Total tax-exempt long-term bonds                     98.10%

See notes to
financial statements.



ASSETS AND
LIABILITIES

August 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $121,156,484)                         $121,197,568
Cash                                                                1,012,016
Receivable for investments sold                                     2,923,647
Receivable for shares sold                                            226,286
Interest receivable                                                 2,285,286
Other assets                                                           50,691

Total assets                                                      127,695,494

LIABILITIES
Payable for investments purchased                                   3,834,555
Payable for shares repurchased                                         98,847
Dividends payable                                                      48,729
Payable to affiliates                                                  81,827
Other payables and accrued expenses                                    84,677

Total liabilities                                                   4,148,635

NET ASSETS
Capital paid-in                                                   140,286,558
Accumulated net realized loss on investments                      (16,888,492)
Net unrealized appreciation of investments                             41,084
Accumulated net investment income                                     107,709

Net assets                                                       $123,546,859

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($73,913,103 [DIV] 8,765,330 shares)                            $8.43
Class B ($45,977,479 [DIV] 5,452,788 shares)                            $8.43
Class C ($3,656,277 [DIV] 433,623 shares)                               $8.43

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($8.43 [DIV] 95.5%)                                           $8.83
Class C ($8.43 [DIV] 99%)                                               $8.52

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
August 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                           $9,141,744

Total investment income                                             9,141,744

EXPENSES
Investment management fee                                             747,322
Class A distribution and service fee                                  168,543
Class B distribution and service fee                                  541,702
Class C distribution and service fee                                   29,366
Transfer agent fee                                                    123,038
Registration and filing fee                                            51,489
Auditing fee                                                           36,000
Custodian fee                                                          31,060
Accounting and legal services fee                                      26,326
Printing                                                               11,796
Miscellaneous                                                           8,529
Trustees' fee                                                           6,619
Interest expense                                                        5,741
Legal fee                                                               2,045

Total expenses                                                      1,789,576
Less expense reductions                                               (13,817)

Net expenses                                                        1,775,759

Net investment income                                               7,365,985

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                   (3,753,237)
Change in unrealized appreciation (depreciation)
  of investments                                                   (2,134,249)

Net realized and unrealized loss                                   (5,887,486)

Increase in net assets from operations                             $1,478,499

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows
how the value of
the Fund's net
assets has
changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   8-31-01          8-31-02
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                           $6,850,062       $7,365,985

Net realized gain (loss)                           931,117       (3,753,237)
Change in net unrealized
  appreciation (depreciation)                    2,086,715       (2,134,249)

Increase in net assets
  resulting from operations                      9,867,894        1,478,499

Distributions to shareholders
From net investment income
Class A                                         (3,008,960)      (4,103,177)
Class B                                         (3,751,257)      (2,885,849)
Class C                                            (89,845)        (156,060)
                                                (6,850,062)      (7,145,086)

From fund share transactions                    (4,534,958)       2,166,412

NET ASSETS
Beginning of period                            128,564,160      127,047,034

End of period 1                               $127,047,034     $123,546,859

1 Includes accumulated (distributions in excess of) net investment income of ($7,024) and $107,709, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           8-31-98     8-31-99     8-31-00     8-31-01     8-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.34       $9.65       $9.03       $8.60       $8.82
Net investment income 2                                   0.54        0.53        0.53        0.52        0.53
Net realized and unrealized
  gain (loss) on investments                              0.31       (0.62)      (0.43)       0.22       (0.40)
Total from
  investment operations                                   0.85       (0.09)       0.10        0.74        0.13
Less distributions
From net investment income                               (0.54)      (0.53)      (0.53)      (0.52)      (0.52)
Net asset value,
  end of period                                          $9.65       $9.03       $8.60       $8.82       $8.43
Total return 3 (%)                                        9.34       (0.98)4      1.24 4      8.88 4      1.56 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $41         $49         $47         $59         $74
Ratio of expenses
  to average net assets (%)                               1.00        0.98        1.05        1.05        1.08
Ratio of adjusted expenses
  to average net assets 5 (%)                               --        1.00        1.08        1.08        1.09
Ratio of net investment income
  to average net assets (%)                               5.66        5.65        6.08        6.00        6.26
Portfolio turnover (%)                                      35          39          31          49          52

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           8-31-98     8-31-99     8-31-00     8-31-01     8-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.34       $9.65       $9.03       $8.60       $8.82
Net investment income 2                                   0.47        0.47        0.46        0.46        0.46
Net realized and unrealized
  gain (loss) on investments                              0.31       (0.62)      (0.43)       0.22       (0.40)
Total from
  investment operations                                   0.78       (0.15)       0.03        0.68        0.06
Less distributions
From net investment income                               (0.47)      (0.47)      (0.46)      (0.46)      (0.45)
Net asset value,
  end of period                                          $9.65       $9.03       $8.60       $8.82       $8.43
Total return 3 (%)                                        8.53       (1.69) 4     0.49 4      8.12 4      0.81 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $131        $113         $81         $65         $46
Ratio of expenses
  to average net assets (%)                               1.75        1.71        1.79        1.76        1.83
Ratio of adjusted expenses
  to average net assets 5 (%)                               --        1.73        1.82        1.79        1.84
Ratio of net investment income
  to average net assets (%)                               4.92        4.93        5.34        5.30        5.51
Portfolio turnover (%)                                      35          39          31          49          52

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           8-31-99 6   8-31-00     8-31-01     8-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.47       $9.03       $8.60       $8.82
Net investment income 2                                   0.18        0.46        0.45        0.46
Net realized and unrealized
  gain (loss) on investments                             (0.44)      (0.43)       0.22       (0.40)
Total from
  investment operations                                  (0.26)       0.03        0.67        0.06
Less distributions
From net investment income                               (0.18)      (0.46)      (0.45)      (0.45)
Net asset value,
  end of period                                          $9.03       $8.60       $8.82       $8.43
Total return 3,4 (%)                                     (2.70) 7     0.48        8.07        0.81

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 8        $1          $2          $4
Ratio of expenses
  to average net assets (%)                               1.74 9      1.80        1.80        1.83
Ratio of adjusted expenses
  to average net assets 5 (%)                             1.76 9      1.83        1.83        1.84
Ratio of net investment income
  to average net assets (%)                               4.84 9      5.33        5.25        5.51
Portfolio turnover (%)                                      39          31          49          52

1 As required, effective 9-1-01 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, increase net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 6.17%, 5.42% and 5.42% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

6 Class C shares began operations on 4-1-99.

7 Not annualized.

8 Less than $500,000.

9 Annualized.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock High Yield Municipal Bond Fund (the "Fund"), formerly John Hancock High Yield Tax-Free Fund, is a diversified series of John Hancock Tax-Free Bond Trust, an open-end investment management company registered under the Investment Company Act of 1940. The Fund seeks a high level of current income that is largely exempt from federal income tax, consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended August 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,156,359 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: August 31, 2003 -- $205,838, August 31, 2004 -- $3,207,633, August 31, 2005 -- $716,668,
August 31, 2006 -- $3,041,181, August 31, 2008 -- $3,756,798 and August
31, 2010 -- $1,228,241. Additionally, net capital losses of $2,904,857 attributable to security transactions incurred after October 31, 2001 are treated as arising on September 1, 2002, the first day of the Fund's next taxable year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended August 31, 2002, the tax character of distributions paid was as follows: ordinary income $7,951 and exempt income $7,137,135. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of August 31, 2002, the components of distributable earnings on a tax basis included $180,748 of undistributed exempt income.

Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has an agreement with its custodian bank under which custodian fees are reduced by balance credits applied during the period. Accordingly, the custody expense reduction amounted to $13,817, or 0.01% of the Fund's average net asset, for the year ended August 31, 2002. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended August 31, 2002, JH Funds received net up-front sales charges of $172,654 with regard to sales of Class A shares. Of this amount, $19,960 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $144,023 was paid as sales commissions to unrelated broker-dealers and $8,671 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended August 31, 2002, JH Funds received net up-front sales charges of $24,534 with regard to sales of Class C shares. Of this amount, $24,130 was paid as sales commissions to unrelated broker-dealers and $404 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended August 31, 2002, CDSCs received by JH Funds amounted to $76,675 for Class B shares and $2,083 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                     YEAR ENDED 8-31-01            YEAR ENDED 8-31-02
                               SHARES            AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                        2,437,786       $21,043,522     3,801,753     $32,288,237
Distributions reinvested      133,265         1,150,034       202,848       1,719,012
Repurchased                (1,252,068)      (10,775,269)   (1,980,942)    (16,788,608)
Net increase                1,318,983       $11,418,287     2,023,659     $17,218,641

CLASS B SHARES
Sold                          773,790        $6,670,556     1,143,763      $9,739,039
Distributions reinvested      131,894         1,136,700       119,262       1,011,149
Repurchased                (2,962,364)      (25,492,300)   (3,193,006)    (27,089,478)
Net decrease               (2,056,680)     ($17,685,044)   (1,929,981)   ($16,339,290)

CLASS C SHARES
Sold                          201,972        $1,742,333       291,038      $2,536,809
Distributions reinvested        5,942            51,317        17,555          78,072
Repurchased                    (7,140)          (61,851)     (157,607)     (1,327,820)
Net increase                  200,774        $1,731,799       150,986      $1,287,061

NET INCREASE (DECREASE)      (536,923)      ($4,534,958)      244,664      $2,166,412

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended August 31, 2002, aggregated $65,655,737 and $64,056,375, respectively.

The cost of investments owned on August 31, 2002, including short-term investments, for federal income tax purposes was $121,036,183. Gross unrealized appreciation and depreciation of investments aggregated $6,526,641 and $6,365,256, respectively, resulting in net unrealized appreciation of $161,385. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the accretion of discounts on debt securities.

NOTE E
Reclassification of accounts

During the year ended August 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $19,127, a decrease in accumulated net investment income of $139,428 and an increase in capital paid-in of $120,301. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $33,262 increase in the cost of investments and a corresponding decrease in net unrealized appreciation of investments, based on securities held as of August 31, 2001.

The effect of this change for the year ended August 31, 2002 was to increase net investment income by $106,166, decrease unrealized appreciation of investments by $87,039 and increase net realized loss on investments by $19,127.

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.



AUDITORS'
REPORT

Report of
Ernst & Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders:

We have audited the accompanying statement of assets and liabilities of the John Hancock High Yield Municipal Bond Fund (the "Fund"), including the schedule of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Municipal Bond Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
October 4, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its taxable year ended August 31, 2002.

None of the 2002 income dividends qualify for the corporate dividends received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends that are 99.91% tax-exempt. The percentage of income dividends from the fund subject to the alternative minimum tax is 16.96%.

None of the income dividends were derived from U.S. Treasury Bills.

For specific information on exception provisions in your state, consult your local state tax office or your tax adviser. Shareholders will receive a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin 2, Born: 1940                                                               1994                29
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1987                29
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of
the following: The University of Texas Investment Management Company
(until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and Sunrise
Television Corp. (since 2000), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2000),
rateGenius (since 2000); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank -- Austin).

Ronald R. Dion, Born: 1946                                                                  1998                29
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner 2, Born: 1938                                                             1994                29
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1994                29
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1994                29
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan 2, Born: 1930                                                                1994                29
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                60
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                                 2000                60
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Susan S. Newton, Born: 1950                                                                                     1994
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.

William H. King, Born: 1952                                                                                     1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1994
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
High Yield Municipal Bond Fund.

5900A   8/02
       10/02